Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,600,000.00
Previously Paid Amount	1,339.63
Total Fee Amount	1,622.87
Total Offset Amount	0.00
Net Fee	$ 283.24